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                                                                    EXHIBIT 23.2

                                CONSENT OF
                     INDEPENDENT CHARTERED ACCOUNTANTS

      We consent to the reference to our Firm under the caption "Experts" and to the use of our report dated May 14, 2001, (except for Note 1, which is as of April 19, 2002) in Amendment No. 3 to the Registration Statement (Form S-3) and the related Prospectus of e.Digital Corporation for the registration of 20,000,000 shares of its common stock.


Vancouver, Canada,                        /s/ ERNST & YOUNG LLP
April 19, 2002.                           Chartered Accountants